UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2017

DOUBLE EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37552	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Avenue of the Stars, Suite 2300
Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(310) 209-7280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§240.12b-230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.

☑	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 15, 2017, Double Eagle Acquisition Corp., a Cayman Islands exempted company (the “Company”), held an extraordinary general meeting (the “Extraordinary General Meeting”) at which its shareholders approved an amendment to the Company’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) or (ii) cease its operations if it fails to complete such business combination and redeem all of the Company’s Class A ordinary shares (“public shares”), from September 16, 2017 to December 31, 2017 (the “Extension Amendment Proposal”).

Set forth below are the results of the shareholder vote on the Extension Amendment Proposal. There were no broker non-votes.

Votes For	Votes Against	Abstentions
55,803,301	174,517	20,654

Item 8.01.	Other Events.

In connection with the Extension Amendment Proposal, public shareholders had the right to elect to redeem all or a portion of their public shares for a per-share price calculated in accordance with the charter. In connection therewith, public shareholders holding 295,671 shares validly elected to redeem their public shares. After giving effect to such redemptions, the balance in the Company’s trust account was approximately $500,650,118.

On September 15, 2017, the Company issued a press release to report the outcome of the Extraordinary General Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is furnished as part of this report:

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Double Eagle Acquisition Corp.

	By:	/s/ Eli Baker
Dated: September 15, 2017		Name: Eli Baker
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release.